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                                 EXHIBIT 10.2.B


               Second Amendment to Investment Advisory Agreement
                   between MorAmerica Capital Corporation and
                    InvestAmerica Investment Advisors, Inc.,
                              dated August 1, 1997




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               SECOND AMENDMENT TO MORAMERICA CAPITAL CORPORATION
                         INVESTMENT ADVISORY AGREEMENT


     THIS SECOND AMENDMENT TO MORAMERICA CAPITAL CORPORATION. INVESTMENT ADVISORY AGREEMENT (this "Second Amendment"), dated as of August 1, 1997, amends the terms of the MorAmerica Capital Corporation Investment Advisory Agreement (the "Agreement") dated as of October 1, 1994, among MorAmerica Capital Corporation (the "Corporation") and InvestAmerica Investment Advisers, Inc. ("InvestAmerica"), as previously amended by the First Amendment to MorAmerica Capital Corporation Investment Advisory Agreement (the "First Amendment"), dated as of August 1, 1996. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

     WHEREAS, the original term of the Agreement was for two years from the date thereof, through September 30, 1996, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by a majority of the Board of Directors of the Corporation who are not interested persons of the Corporation, or by a vote of the holders of a majority of the vote of the Corporation's outstanding voting securities;

     WHEREAS, the original term of the Agreement was extended through September 30, 1997, pursuant to the First Amendment;

     WHEREAS, at a meeting duly held on July 15, 1997, a majority of the Board of Directors of the Corporation who are not interested persons of the Corporation, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of the Corporation;

     NOW, THEREFOR, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one year period from October 1, 1997, through September 30, 1998.

     IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO MORAMERICA CAPITAL CORPORATION INVESTMENT ADVISORY AGREEMENT as of the date first above written.

                                              MORAMERICA     CAPITAL
                                              CORPORATION.


                                              By /s/ Paul M. Bass, Jr.
                                                 ------------------------------
                                                 Paul M. Bass, Jr., Chairman


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                                              INVESTAMERICA INVESTMENT
                                              ADVISORS, INC.


                                              By /s/ David R. Schroder
                                                 -----------------------------
                                                 David R. Schroder, President







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